UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05088

THE ALLIANCEBERNSTEIN PORTFOLIOS

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2008

Date of reporting period: January 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Growth Fund

January 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 18, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2008.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of high-quality companies with favorable earnings outlooks whose long-term growth rates are expected to exceed that of the U.S. economy over time. The Adviser seeks to invest in well-managed companies that are leaders in their industries, with strong business franchises, sustainable competitive advantages and superior growth prospects. Investment selections are made from a universe of more than 500 covered securities. Normally, the Fund invests in approximately 45-70 companies. The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 3000 Growth Index, and the broad market, as represented by the Standard & Poor’s (S&P) 500 Stock Index, for the six- and 12-month periods ended January 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended January 31,

2008. For the six-month period, the Fund’s relative performance declined, in particular, from a number of holdings in the financial, technology and energy sectors. The Fund’s holdings within the health care and consumer discretionary sectors were the biggest contributors to performance during this period.

The Fund’s underperformance during the 12-month period reflected poor stock selection across the financial and technology sectors. This was partially offset by the Fund’s overweight position and strong stock selection within the health care and consumer sectors.

Market Review and Investment Strategy

The U.S. economy has generally developed as anticipated with moderating overall growth, reflecting decelerating consumer spending and protracted weakness in residential housing construction. In contrast, a number of overseas economies have exhibited strong rates of expansion. The combination of slowing U.S. consumption, stronger overseas growth and a weaker U.S. dollar led to robust and accelerating export growth during the period ended January 31, 2008. This effectively offset the drag from residential housing on overall gross domestic product (GDP) growth. These factors benefited a number of the Fund’s holdings, given the Fund’s focus on companies with leading industry positions, many of which enjoy a strong and increasing global presence.

Although the weakness in residential construction appeared reasonably

ALLIANCEBERNSTEIN GROWTH FUND •	1

contained through the first half of 2007, the last few months have seen growing evidence of its escalating adverse impact on both the credit markets and consumer spending. This was initially evident in the turmoil which enveloped the mortgage-backed securities and related structured debt markets in July. Subsequent disclosures regarding the breadth and extent of associated losses have since led to a dramatic and self-reinforcing risk aversion on the part of financial intermediaries and investors, alike. Separately, the persistent escalation of energy costs has weighed on consumer disposable income, which has resulted in decelerating personal consumption. This has, in turn, led to an increasingly accommodative monetary policy stance on the part of the U.S. Federal Reserve.

Considering the challenging economic setting, the Fund’s U.S. Growth Team (the “Team”) has generally sought to moderate the Fund’s exposure to cyclical growth companies in favor of fundamental sustainability. This has led to a modest reduction in the Fund’s technology and industrial stocks and an increase in more stable growth, particularly within the health care sector.

While the past year has seen growth stocks outperform the broader equity market, the relative valuation of many leading companies remains at historically compressed levels. While the Team has been encouraged by the recent shift toward a more accommodative monetary policy, the domestic consumer economy faces significant near-term challenges. The Team believes positive earnings growth, rising consensus estimates and demonstrated capital strength will become more pronounced determinants of relative investment performance than has been the case over recent years.

2	• ALLIANCEBERNSTEIN GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 3000 Growth Index nor the unmanaged Standard & Poor’s (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 3000 Growth Index contains those securities in the unmanaged Russell 3000 Index with a greater-than-average growth orientation. The Russell 3000 Index is comprised of 3,000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, fluctuations in the value of investments in foreign currency-denominated securities may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein Growth Fund†
Class A	-7.25%	-3.89%

Class B	-7.61%	-4.63%

Class C	-7.58%	-4.58%

Advisor Class*	-7.09%	-3.58%

Class R*	-7.26%	-4.02%

Class K*	-7.16%	-3.76%

Class I*	-7.00%	-3.40%

Russell 3000 Growth Index	-3.41%	0.07%

S&P 500 Stock Index	-4.32%	-2.31%

†  Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2008
	NAV Returns	SEC Returns
Class A Shares
1 Year	-3.89%	-7.97%
5 Years	11.07%	10.11%
10 Years	1.71%	1.26%

Class B Shares
1 Year	-4.63%	-8.45%
5 Years	10.22%	10.22%
10 Years(a)	1.11%	1.11%

Class C Shares
1 Year	-4.58%	-5.53%
5 Years	10.27%	10.27%
10 Years	0.98%	0.98%

Advisor Class Shares†
1 Year	-3.58%	-3.58%
5 Years	11.41%	11.41%
10 Years	2.01%	2.01%

Class R Shares†
1 Year	-4.02%	-4.02%
Since Inception*	3.68%	3.68%

Class K Shares†
1 Year	-3.76%	-3.76%
Since Inception*	3.93%	3.93%

Class I Shares†
1 Year	-3.40%	-3.40%
Since Inception*	4.29%	4.29%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.45%, 2.23%, 2.17%, 1.14%, 1.60%, 1.28% and 0.93% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2007)
SEC Returns

Class A Shares
1 Year	7.96%
5 Years	12.87%
10 Years	2.62%

Class B Shares
1 Year	7.88%
5 Years	13.00%
10 Years(a)	2.46%

Class C Shares
1 Year	10.92%
5 Years	13.03%
10 Years	2.33%

Advisor Class Shares†
1 Year	13.11%
5 Years	14.20%
10 Years	3.38%

Class R Shares†
1 Year	12.54%
Since Inception*	8.61%

Class K Shares†
1 Year	12.92%
Since Inception*	8.90%

Class I Shares†
1 Year	13.33%
Since Inception*	9.26%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date: 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GROWTH FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2007		Ending Account Value January 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$927.52	$1,018.50	$6.40	$6.70
Class B	$1,000	$1,000	$923.94	$1,014.53	$10.20	$10.68
Class C	$1,000	$1,000	$924.18	$1,014.88	$9.87	$10.33
Advisor Class	$1,000	$1,000	$929.10	$1,020.06	$4.90	$5.13
Class R	$1,000	$1,000	$927.42	$1,017.90	$6.98	$7.30
Class K	$1,000	$1,000	$928.35	$1,019.25	$5.67	$5.94
Class I	$1,000	$1,000	$929.96	$1,020.86	$4.12	$4.32
*	Expenses are equal to the classes' annualized expense ratios of 1.32%, 2.11%, 2.04%, 1.01%, 1.44%, 1.17% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**Assumes	5% return before expenses.

ALLIANCEBERNSTEIN GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,083.0

TEN LARGEST HOLDINGS**

January 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Google, Inc.-Class A	$51,684,237	4.8%
Apple, Inc.	46,410,748	4.3
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	39,157,941	3.6
Alcon, Inc.	32,841,760	3.0
Gilead Sciences, Inc.	32,788,971	3.0
Procter & Gamble Co.	32,356,389	3.0
Research In Motion Ltd.	31,325,878	2.9
Schlumberger Ltd.	30,784,662	2.8
Danaher Corp.	29,340,745	2.7
JPMorgan Chase & Co.	27,913,752	2.6
	$354,605,083	32.7%

*	All data are as of January 31, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Information Technology – 30.2%
Communications Equipment – 8.4%
Cisco Systems, Inc.(a)	1,001,970	$24,548,265
Juniper Networks, Inc.(a)	589,110	15,994,337
Nokia OYJ (Sponsored) (ADR)	170,530	6,301,084
Qualcomm, Inc.	291,370	12,359,915
Research In Motion Ltd.(a)	333,680	31,325,878

		90,529,479

Computers & Peripherals – 4.9%
Apple, Inc.(a)	342,869	46,410,748
Hewlett-Packard Co.	155,360	6,797,000

		53,207,748

Electronic Equipment & Instruments – 2.9%
Amphenol Corp. – Class A	584,470	23,343,732
Dolby Laboratories, Inc. – Class A(a)	201,070	8,664,106

		32,007,838

Internet Software & Services – 5.8%
eBay, Inc.(a)	221,090	5,945,110
Google, Inc. – Class A(a)	91,590	51,684,237
VistaPrint Ltd.(a)	146,500	5,451,265

		63,080,612

IT Services – 0.4%
Iron Mountain, Inc.(a)	140,100	4,818,039

Semiconductors & Semiconductor Equipment – 5.3%
Broadcom Corp. – Class A(a)	333,610	7,366,108
Intel Corp.	821,410	17,413,892
MEMC Electronic Materials, Inc.(a)	203,880	14,569,265
Nvidia Corp.(a)	732,505	18,012,298

		57,361,563

Software – 2.5%
Adobe Systems, Inc.(a)	484,280	16,915,900
Salesforce.com, Inc.(a)	104,300	5,452,804
VMware, Inc. – Class A(a)	75,070	4,252,716

		26,621,420

		327,626,699

Health Care – 23.8%
Biotechnology – 6.0%
Celgene Corp.(a)	308,190	17,292,541
Genentech, Inc.(a)	209,110	14,677,431
Gilead Sciences, Inc.(a)	717,640	32,788,971

		64,758,943

Health Care Equipment & Supplies – 5.5%
Alcon, Inc.	231,280	32,841,760
Hologic, Inc.(a)	422,210	27,173,436

		60,015,196

ALLIANCEBERNSTEIN GROWTH FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care Providers & Services – 5.4%
Aetna, Inc.	144,970	$7,721,102
Medco Health Solutions, Inc.(a)	465,180	23,296,215
WellPoint, Inc.(a)	352,500	27,565,500

		58,582,817

Pharmaceuticals – 6.9%
Abbott Laboratories	307,700	17,323,510
Merck & Co., Inc.	386,710	17,896,938
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	850,520	39,157,941

		74,378,389

		257,735,345

Industrials – 12.1%
Aerospace & Defense – 0.5%
Honeywell International, Inc.	96,000	5,670,720

Construction & Engineering – 3.6%
Fluor Corp.	114,750	13,961,633
Jacobs Engineering Group, Inc.(a)	334,310	25,554,656

		39,516,289

Electrical Equipment – 3.7%
Ametek, Inc.	413,720	18,220,229
Baldor Electric Co.	214,380	6,491,426
Emerson Electric Co.	294,250	14,959,670

		39,671,325

Machinery – 4.3%
Danaher Corp.	394,100	29,340,745
Deere & Co.	196,960	17,285,210

		46,625,955

		131,484,289

Financials – 10.9%
Capital Markets – 4.3%
The Charles Schwab Corp.	474,950	10,591,385
The Goldman Sachs Group, Inc.	92,710	18,613,387
Greenhill & Co., Inc.	149,150	10,072,099
Lehman Brothers Holdings, Inc.	117,510	7,540,617

		46,817,488

Diversified Financial Services – 4.6%
CME Group, Inc. – Class A	35,421	21,922,057
JPMorgan Chase & Co.	587,040	27,913,752

		49,835,809

Insurance – 2.0%
American International Group, Inc.	378,948	20,902,772

		117,556,069

Consumer Discretionary – 10.0%
Diversified Consumer Services – 1.1%
Strayer Education, Inc.	68,580	11,835,536

Hotels, Restaurants & Leisure – 1.5%
Chipotle Mexican Grill, Inc. – Class A(a)	136,790	16,652,815

10	• ALLIANCEBERNSTEIN GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 0.5%
NVR, Inc.(a)	9,000	$5,683,500

Specialty Retail – 2.9%
Dick’s Sporting Goods, Inc.(a)	777,000	25,291,350
J Crew Group, Inc.(a)	136,800	6,254,496

		31,545,846

Textiles, Apparel & Luxury Goods – 4.0%
Coach, Inc.(a)	252,710	8,099,355
Nike, Inc. – Class B	196,730	12,150,045
Under Armour, Inc. – Class A(a)	561,040	22,581,860

		42,831,260

		108,548,957

Consumer Staples – 6.1%
Beverages – 3.1%
The Coca-Cola Co.	217,700	12,881,309
PepsiCo, Inc.	298,970	20,386,764

		33,268,073

Household Products – 3.0%
Procter & Gamble Co.	490,620	32,356,389

		65,624,462

Energy – 4.7%
Energy Equipment & Services – 4.7%
Cameron International Corp.(a)	493,760	19,878,777
Schlumberger Ltd.	407,960	30,784,662

		50,663,439

Materials – 1.9%
Chemicals – 1.9%
Air Products & Chemicals, Inc.	123,100	11,081,462
Monsanto Co.	81,360	9,148,119

		20,229,581

Total Common Stocks (cost $944,892,789)		1,079,468,841

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies - 0.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $70,712)	70,712	70,712

Total Investments – 99.7% (cost $944,963,501)		1,079,539,553
Other assets less liabilities – 0.3%		3,456,080

Net Assets – 100.0%		$1,082,995,633

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR	– American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $944,892,789)	$1,079,468,841
Affiliated issuers (cost $70,712)	70,712
Cash	1,059,061
Receivable for investment securities sold	11,152,672
Receivable for shares of beneficial interest sold	9,414,024
Dividends receivable	439,865

Total assets	1,101,605,175

Liabilities
Payable for investment securities purchased	8,899,153
Payable for shares of beneficial interest redeemed	7,646,071
Advisory fee payable	729,514
Distribution fee payable	451,904
Transfer Agent fee payable	287,732
Accrued expenses and other liabilities	595,168

Total liabilities	18,609,542

Net Assets	$1,082,995,633

Composition of Net Assets
Shares of beneficial interest, at par	$329
Additional paid-in capital	1,980,020,977
Accumulated net investment loss	(5,149,960)
Accumulated net realized loss on investment transactions	(1,026,442,654)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	134,566,941

$1,082,995,633

Net Asset Value Per Share—unlimited shares authorized, $.00001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$787,225,963	21,512,216	$36.59	*

B	$154,047,888	6,186,878	$24.90

C	$109,206,022	4,369,410	$24.99

Advisor	$29,850,982	785,458	$38.00

R	$2,142,162	58,632	$36.54

K	$509,551	13,845	$36.80

I	$13,065	351.48	$37.17

*	The maximum offering price per share for Class A shares was $38.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

12	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2008 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $40,066)	$3,703,553
Affiliated issuers	57,191
Securities lending income	694,870	$4,455,614

Expenses
Advisory fee (see Note B)	4,779,170
Distribution fee—Class A	1,358,849
Distribution fee—Class B	994,892
Distribution fee—Class C	640,954
Distribution fee—Class R	5,752
Distribution fee—Class K	731
Transfer Agency—Class A	1,067,238
Transfer Agency—Class B	324,999
Transfer Agency—Class C	166,770
Transfer Agency—Advisor Class	45,037
Transfer Agency—Class R	1,566
Transfer Agency—Class K	357
Transfer Agency—Class I	5
Custodian	155,070
Registration fees	60,197
Legal	31,146
Audit	24,344
Trustees’ fees	22,912
Printing	3,654
Miscellaneous	8,457

Total expenses	9,692,100
Less: expense offset arrangement (see Note B)	(96,534)

Net expenses		9,595,566

Net investment loss		(5,139,952)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on investment transactions		122,996,169 (a)
Net change in unrealized appreciation/depreciation of:
Investments		(199,731,625)
Foreign currency denominated assets and liabilities		(4,921)

Net loss on investment and foreign currency transactions		(76,740,377)

Net Decrease in Net Assets from Operations		$ (81,880,329)

(a)	On August 24, 2007, the Fund had a redemption-in-kind with total proceeds in the amount of $21,242,337. The gain on investments of $8,319,267 will not be realized for tax purposes.

See notes to financial statements.

ALLIANCEBERNSTEIN GROWTH FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,139,952)	$(11,686,285)
Net realized gain on investment transactions and foreign currency transactions	122,996,169	205,855,948
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(199,736,546)	65,570,805

Net increase (decrease) in net assets from operations	(81,880,329)	259,740,468
Transactions in Shares of Beneficial Interest
Net decrease	(138,522,343)	(414,030,756)

Total decrease	(220,402,672)	(154,290,288)
Net Assets
Beginning of period	1,303,398,305	1,457,688,593

End of period (including accumulated net investment loss of ($5,149,960) and ($10,008), respectively)	$1,082,995,633	$1,303,398,305

See notes to financial statements.

14	• ALLIANCEBERNSTEIN GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Growth Fund (the “Fund”), a series of The AllianceBernstein Portfolios (the “Trust”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

ALLIANCEBERNSTEIN GROWTH FUND •	15

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

16	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of

ALLIANCEBERNSTEIN GROWTH FUND •	17

Notes to Financial Statements

the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,246,828 for the six months ended January 31, 2008.

For the six months ended January 31, 2008, the Fund’s expenses were reduced by $96,534 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,416 from the sale of Class A shares and received $5,640, $47,276 and $5,950 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. For the six months ended January 31, 2008, the Fund had purchases and sales of Government STIF Portfolio in the amount of $136,594,360 and $144,088,149, respectively.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2008 amounted to $773,472, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable

18	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Trustees currently limit payments under the Class A plan to .30% of the Fund’s average daily net assets attributable to Class A shares. The Fund is not obligated under the Agreement to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Agreement is to compensate the Distributor for its distribution services with respect to the sale of the Fund’s shares. Since the Distributor’s compensation is not directly tied to its expenses, the amount of compensation received by it under the Agreement during any year may be more or less than its actual expenses. For this reason, the Agreement is characterized by the staff of the Securities Exchange Commission as being a “compensation” plan.

In the event that the Agreement is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to the relevant class. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$678,335,063	$804,095,848
U.S. government securities	–0–	–0–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$186,526,949
Gross unrealized depreciation	(51,950,897)

Net unrealized appreciation	$134,576,052

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not

ALLIANCEBERNSTEIN GROWTH FUND •	19

Notes to Financial Statements

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2008, the Fund had no transactions in written options.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

20	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of January 31, 2008, the Fund had no securities out on loan. For the six months ended January 31, 2008, the Fund earned fee income of $694,870 which is included in the accompanying statement of operations.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Class A
Shares sold	471,233	770,387	$19,199,125	$28,542,436

Shares converted from Class B	742,951	2,005,308	30,223,539	74,859,772

Shares redeemed	(2,554,422)	(8,270,160)	(103,424,501)	(307,577,808)

Net decrease	(1,340,238)	(5,494,465)	$(54,001,837)	$(204,175,600)

Class B
Shares sold	135,592	405,039	$3,736,722	$10,277,923

Shares converted to Class A	(1,090,147)	(2,924,558)	(30,223,539)	(74,859,772)

Shares redeemed	(775,702)	(3,767,918)	(21,447,304)	(95,674,252)

Net decrease	(1,730,257)	(6,287,437)	$(47,934,121)	$(160,256,101)

Class C
Shares sold	83,870	233,916	$2,344,659	$5,951,363

Shares redeemed	(499,999)	(2,131,364)	(13,837,124)	(54,421,515)

Net decrease	(416,129)	(1,897,448)	$(11,492,465)	$(48,470,152)

ALLIANCEBERNSTEIN GROWTH FUND •	21

Notes to Financial Statements

	Shares		Amount
	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31, 2007

Advisor Class
Shares sold	159,097	452,290	$6,262,649	$17,524,395

Shares redeemed	(755,236)	(538,218)	(31,522,312)	(20,837,957)

Net decrease	(596,139)	(85,928)	$(25,259,663)	$(3,313,562)

Class R
Shares sold	9,301	79,055	$378,054	$2,904,896

Shares redeemed	(4,632)	(25,424)	(177,205)	(969,489)

Net increase	4,669	53,631	$200,849	$1,935,407

Class K
Shares sold	850	6,188	$33,338	$257,178

Shares redeemed	(1,697)	(176)	(68,932)	(6,190)

Net increase (decrease)	(847)	6,012	$(35,594)	$250,988

Class I
Shares sold	44	1,807	$1,794	$65,294

Shares redeemed	(31)	(1,775)	(1,306)	(67,030)

Net increase (decrease)	13	32	$488	$(1,736)

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in

22	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2008.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2008 will be determined at the end of the current fiscal year. As of July 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,147,116,142	)(a)
Unrealized appreciation/(depreciation)	331,980,805	(b)

Total accumulated earnings/(deficit)	$(815,135,337	)(c)

(a)

On July 31, 2007, the Fund had a net capital loss carryforward of $945,362,998 which expires in the year 2010 and $201,753,144 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. The Fund utilized $207,489,072 of capital loss carryforward during the year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and return of capital distributions from investments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributed to deferred compensation.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund

ALLIANCEBERNSTEIN GROWTH FUND •	23

Notes to Financial Statements

derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On January 31, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended July 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

24	• ALLIANCEBERNSTEIN GROWTH FUND

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN GROWTH FUND •	25

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,							November 1, 2002 to July 31, 2003(a)		Year Ended Oct. 31, 2002
			2007		2006		2005	2004

Net asset value, beginning of period	$ 39.45		$ 32.93		$ 35.67		$ 29.05	$ 26.18		$ 22.56		$ 27.40

Income From Investment Operations
Net investment loss(b)	(.13)		(.22)		(.36)		(.32)	(.31	)(c)	(.21)		(.28)
Net realized and unrealized gain (loss) on investment transactions	(2.73)		6.74		(2.38)		6.94	3.18		3.83		(4.56)

Net increase (decrease) in net asset value from operations	(2.86)		6.52		(2.74)		6.62	2.87		3.62		(4.84)

Net asset value, end of period	$ 36.59		$ 39.45		$ 32.93		$ 35.67	$ 29.05		$ 26.18		$ 22.56

Total Return
Total investment return based on net asset value(d)	(7.25)%		19.80%		(7.68)%		22.79%	10.96%		16.05%		(17.66)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$787,226		$901,431		$933,449		$1,081,725	$951,903		$835,657		$715,438
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33	%(e)(f)	1.45	%(f)	1.53	%(f)(g)	1.49%	1.51%		1.66	%(e)	1.49%
Expenses, before waivers/reimbursements	1.33	%(e)(f)	1.45	%(f)	1.53	%(f)(g)	1.49%	1.52%		1.66	%(e)	1.49%
Net investment loss	(.62	)%(e)	(.60)%		(.98	)%(g)	(1.02)%	(1.05	)%(c)	(1.18	)%(e)	(1.04)%
Portfolio turnover rate	53%		50%		58%		41%	53%		29%		41%

See footnote summary on page 32.

26	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,							November 1, 2002 to July 31, 2003(a)		Year Ended Oct. 31, 2002
			2007		2006		2005	2004

Net asset value, beginning of period	$ 26.95		$ 22.67		$ 24.74		$ 20.31	$ 18.44		$ 15.98		$ 19.56

Income From Investment Operations
Net investment loss(b)	(.20)		(.36)		(.45)		(.39)	(.37	)(c)	(.23)		(.34)
Net realized and unrealized gain (loss) on investment transactions	(1.85)		4.64		(1.62)		4.82	2.24		2.69		(3.24)

Net increase (decrease) in net asset value from operations	(2.05)		4.28		(2.07)		4.43	1.87		2.46		(3.58)

Net asset value, end of period	$ 24.90		$ 26.95		$ 22.67		$ 24.74	$ 20.31		$ 18.44		$ 15.98

Total Return
Total investment return based on net asset value(d)	(7.61)%		18.88%		(8.37)%		21.81%	10.14%		15.39%		(18.30)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$154,048		$213,343		$322,044		$570,462	$736,526		$999,620		$1,131,628
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.12	%(e)(f)	2.23	%(f)	2.30	%(f)(g)	2.24%	2.26%		2.41	%(e)	2.22%
Expenses, before waivers/reimbursements	2.12	%(e)(f)	2.23	%(f)	2.30	%(f)(g)	2.24%	2.27%		2.41	%(e)	2.22%
Net investment loss	(1.41	)%(e)	(1.40)%		(1.77)%		(1.77)%	(1.80	)%(c)	(1.94	)%(e)	(1.77)%
Portfolio turnover rate	53%		50%		58%		41%	53%		29%		41%

See footnote summary on page 32.

ALLIANCEBERNSTEIN GROWTH FUND •	27

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,							November 1, 2002 to July 31, 2003(a)		Year Ended Oct. 31, 2002
			2007		2006		2005	2004

Net asset value, beginning of period	$ 27.04		$ 22.73		$ 24.80		$ 20.35	$ 18.47		$ 16.00		$ 19.58

Income From Investment Operations
Net investment loss(b)	(.19)		(.34)		(.43)		(.38)	(.37	)(c)	(.23)		(.33)
Net realized and unrealized gain (loss) on investment transactions	(1.86)		4.65		(1.64)		4.83	2.25		2.70		(3.25)

Net increase (decrease) in net asset value from operations	(2.05)		4.31		(2.07)		4.45	1.88		2.47		(3.58)

Net asset value, end of period	$ 24.99		$ 27.04		$ 22.73		$ 24.80	$ 20.35		$ 18.47		$ 16.00

Total Return
Total investment return based on net asset value(d)	(7.58)%		18.96%		(8.35)%		21.87%	10.18%		15.44%		(18.28)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$109,206		$129,392		$151,937		$200,381	$212,679		$236,358		$239,940
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.06	%(e)(f)	2.17	%(f)	2.25	%(f)(g)	2.20%	2.22%		2.38	%(e)	2.19%
Expenses, before waivers/ reimbursements	2.06	%(e)(f)	2.17	%(f)	2.25	%(f)(g)	2.20%	2.24%		2.38	%(e)	2.19%
Net investment loss	(1.34	)%(e)	(1.33)%		(1.71	)%(g)	(1.73)%	(1.77	)%(c)	(1.90	)%(e)	(1.74)%
Portfolio turnover rate	53%		50%		58%		41%	53%		29%		41%

See footnote summary on page 32

28	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,							November 1, 2002 to July 31, 2003(a)		Year Ended Oct. 31, 2002
			2007		2006		2005	2004

Net asset value, beginning of period	$ 40.90		$ 34.04		$ 36.76		$ 29.85	$ 26.81		$ 23.05		$ 27.92

Income From Investment Operations
Net investment loss(b)	(.07)		(.11)		(.24)		(.23)	(.23	)(c)	(.16)		(.20)
Net realized and unrealized gain (loss) on investment transactions	(2.83)		6.97		(2.48)		7.14	3.27		3.92		(4.67)

Net increase (decrease) in net asset value from operations	(2.90)		6.86		(2.72)		6.91	3.04		3.76		(4.87)

Net asset value, end of period	$ 38.00		$ 40.90		$ 34.04		$ 36.76	$ 29.85		$ 26.81		$ 23.05

Total Return
Total investment return based on net asset value(d)	(7.09)%		20.15%		(7.40)%		23.15%	11.34%		16.31%		(17.44)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$29,851		$56,510		$49,951		$36,167	$26,422		$16,994		$10,433
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.03	%(e)(f)	1.14	%(f)	1.20	%(f)(g)	1.19%	1.21%		1.36	%(e)	1.18%
Expenses, before waivers/ reimbursements	1.03	%(e)(f)	1.14	%(f)	1.20	%(f)(g)	1.19%	1.22%		1.36	%(e)	1.18%
Net investment loss	(.32	)%(e)	(.30)%		(.63	)%(g)	(.72)%	(.75	)%(c)	(.87	)%(e)	(.73)%
Portfolio turnover rate	53%		50%		58%		41%	53%		29%		41%

See footnote summary on page 32.

ALLIANCEBERNSTEIN GROWTH FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(h) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 39.40		$ 32.95		$ 35.69		$ 32.88

Income From Investment Operations
Net investment loss(b)	(.15)		(.31)		(.36)		(.11)
Net realized and unrealized gain (loss) on investment transactions	(2.71)		6.76		(2.38)		2.92

Net increase (decrease) in net asset value from operations	(2.86)		6.45		(2.74)		2.81

Net asset value, end of period	$ 36.54		$ 39.40		$ 32.95		$ 35.69

Total Return
Total investment return based on net asset value(d)	(7.26)%		19.58%		(7.68)%		8.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,142		$2,126		$11		$32
Ratio to average net assets of:
Expenses	1.44	%(e)	1.60	%(f)	1.50	%(f)(g)	1.41	%(e)
Net investment loss	(.73	)%(e)	(.76)%		(.94	)%(g)	(.89	)%(e)
Portfolio turnover rate	53%		50%		58%		41%

See footnote summary on page 32.

30	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(h) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 39.64		$ 33.04		$ 35.72		$ 32.88

Income From Investment Operations
Net investment loss(b)	(.10)		(.14)		(.23)		(.08)
Net realized and unrealized gain (loss) on investment transactions	(2.74)		6.74		(2.45)		2.92

Net increase (decrease) in net asset value from operations	(2.84)		6.60		(2.68)		2.84

Net asset value, end of period	$ 36.80		$ 39.64		$ 33.04		$ 35.72

Total Return
Total investment return based on net asset value(d)	(7.16)%		19.97%		(7.50)%		8.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$510		$582		$287		$11
Ratio to average net assets of:
Expenses	1.17	%(e)	1.28	%(f)	1.30	%(f)(g)	1.09	%(e)
Net investment loss	(.47	)%(e)	(.38)%		(.72	)%(g)	(.62	)%(e)
Portfolio turnover rate	53%		50%		58%		41%

See footnote summary on page 32.

ALLIANCEBERNSTEIN GROWTH FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2008 (unaudited)		Year Ended July 31,				March 1, 2005(h) to July 31, 2005
			2007		2006

Net asset value, beginning of period	$ 39.97		$ 33.18		$ 35.76		$ 32.88

Income From Investment Operations
Net investment loss(b)	(.03)		(.05)		(.17)		(.05)
Net realized and unrealized gain (loss) on investment transactions	(2.77)		6.84		(2.41)		2.93

Net increase (decrease) in net asset value from operations	(2.80)		6.79		(2.58)		2.88

Net asset value, end of period	$ 37.17		$ 39.97		$ 33.18		$ 35.76

Total Return
Total investment return based on net asset value(d)	(7.00)%		20.47%		(7.22)%		8.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13		$14		$10		$11
Ratio to average net assets of:
Expenses	.85	%(e)	.93	%(f)	1.02	%(f)(g)	.86	%(e)
Net investment loss	(.15	)%(e)	(.12)%		(.47	)%(g)	(.39	)%(e)
Portfolio turnover rate	53%		50%		58%		41%

(a)	The Fund changed its fiscal year end from October 31 to July 31.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratio were as follows:

	Six Months Ended January 31, 2008 (unaudited)	Year Ended July 31,
		2007	2006
Class A	1.32%	1.42%	1.52%
Class B	2.11%	2.20%	2.29%
Class C	2.04%	2.14%	2.24%
Advisor Class	1.01%	1.11%	1.19%
Class R	—	1.57%	1.49%
Class K	—	1.25%	1.29%
Class I	—	.90%	1.01%

(g)	The ratio includes expenses attributable to estimated costs of proxy solicitation.

(h)	Commencement of distributions.

32	• ALLIANCEBERNSTEIN GROWTH FUND

Financial Highlights

TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

William D. Baird(2), Vice President

Robert Ginsberg(2), Vice President

Alan E. Levi(2), Vice President

Jack E. Plym(2), Vice President

Emilie D. Wrapp, Clerk

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller and Chief Accounting Officer

Custodian

State Street Bank and Trust Company One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc. 1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the U.S. Growth Team. Messrs. Baird, Ginsberg, Levi, and Plym are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GROWTH FUND •	33

Trustees

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Portfolios (the “Trust”) in respect of AllianceBernstein Growth Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Trustees on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

34	• ALLIANCEBERNSTEIN GROWTH FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Growth	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,364.8	Growth Fund

Set forth below are the Fund’s total expense ratios, for the most recent semi-annual period:

Fund	Total Expense Ratio (as of 01/31/07)[4]		Fiscal Year
Growth Fund	Class A	1.53%	July 31
	Class B	2.29%
	Class C	2.25%
	Class R	1.63%
	Class K	1.31%
	Class I	0.95%
	Adv. Class	1.23%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

ALLIANCEBERNSTEIN GROWTH FUND •	35

a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Growth Fund	$1,364.8	U.S. Growth 80 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10 m	0.274%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund:6

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee
Growth Fund	Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.75%

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

36	• ALLIANCEBERNSTEIN GROWTH FUND

The Alliance Capital Investment Trust Management mutual funds (“ACITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ACITM Mutual Fund	Fee
Growth Fund	AllianceBernstein U.S. Growth Stock Fund A / B	0.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee	Lipper Group Median	Rank
Growth Fund	0.750	0.686	8/10

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”).

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GROWTH FUND •	37

The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Growth Fund	1.520	1.271	10/10	1.376	52/70

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

38	• ALLIANCEBERNSTEIN GROWTH FUND

addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $28,302, $9,825,502 and $272,722 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $3,535,030 in fees from the Fund.12

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients.

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $191,120 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN GROWTH FUND •	39

These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Trustees, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund 13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)14 for the periods ended December 31, 2006.15

13	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

14	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund from a PU is somewhat different from that of an EU.

15	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

40	• ALLIANCEBERNSTEIN GROWTH FUND

Growth Fund	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-2.04	7.65	7.78	10/10	92/94
3 year	7.95	8.23	9.30	7/10	59/77
5 year	3.90	3.58	4.81	4/9	42/65
10 year	4.31	5.76	6.64	7/8	26/31

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)16 versus its benchmark.17 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.18

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Growth Fund, Inc.	-2.04	7.95	3.90	4.31	11.14	19.82	0.13	10
Russell 3000 Growth Index	9.46	7.17	3.02	5.34	10.28	19.37	0.17	10

Inception Date: September 4, 1990

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

16	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

17	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only to the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

18	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GROWTH FUND •	41

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income

Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

42	• ALLIANCEBERNSTEIN GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GROWTH FUND •	43

NOTES

44	• ALLIANCEBERNSTEIN GROWTH FUND

ALLIANCEBERNSTEIN GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRO-0152-0108

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The AllianceBernstein Portfolios

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	March 28, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	March 28, 2008